UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

Kernel Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39983	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Avenue, 8th Floor - Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 908-2659

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	KRNLU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KRNL	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KRNLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

As previously disclosed, Kernel Group Holdings, Inc., a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Kernel”), entered into a Business Combination Agreement, dated as of March 3, 2023 (as amended by the First Amendment to the Business Combination Agreement, dated August 29, 2023, the Second Amendment to the Business Combination Agreement, dated January 16, 2024, and the Third Amendment to the Business Combination Agreement, dated February 5, 2024, the “Business Combination Agreement”), by and among (i) Kernel, (ii) AIRO Group, Inc., a Delaware corporation (“ParentCo”), (iii) Kernel Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ParentCo, (iv) AIRO Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ParentCo, (v) VKSS Capital, LLC, a Delaware limited liability company (the “ParentCo Representative”) and also in the capacity as Kernel’s sponsor (“Sponsor”), (vi) Dr. Chirinjeev Kathuria, in the capacity as the representative for the AIRO Group Holdings stockholders, and (vii) AIRO Group Holdings, Inc., a Delaware corporation (“AIRO Group Holdings”), pursuant to which, among other things, Kernel will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (“Investor Presentation”) that will be used by Kernel and AIRO Group Holdings in connection with the transactions (the “Transactions”) contemplated by the Business Combination Agreement.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Transaction”) between ParentCo, Kernel and AIRO Group Holdings, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of AIRO Group Holdings and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Kernel’s public shareholders and the products and markets and expected future performance and market opportunities of AIRO Group Holdings. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Kernel’s securities; (ii) the risk that the proposed Transaction may not be completed by Kernel’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the Business Combination Agreement by the shareholders of Kernel, the satisfaction of the minimum net tangible assets and minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Kernel’s shareholders; (vi) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on AIRO Group Holdings’ business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of AIRO Group Holdings; (ix) the outcome of any legal proceedings that may be instituted against AIRO Group Holdings or against Kernel related to the Business Combination Agreement or the proposed Transaction; (x) changes in the markets in which AIRO Group Holdings competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that AIRO Group Holdings may not be able to execute its growth strategies; (xiii) risk that AIRO Group Holdings may not be able to develop and maintain effective internal controls; (xiv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xv) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of AIRO Group Holdings to grow and manage growth economically and hire and retain key employees; (xvi) the risk that AIRO Group Holdings may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xvii) the risk that AIRO Group Holdings will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xviii) the risk that AIRO Group Holdings, post-combination, experiences difficulties in managing its growth and expanding operations; (xix) the risk of product liability or regulatory lawsuits or proceedings relating to AIRO Group Holdings’ business; (xx) the risk of cyber security or foreign exchange losses; (xxii) the risk that AIRO Group Holdings is unable to secure or protect its intellectual property; and (xxiii) those factors discussed in ParentCo’s filings with the SEC and that will be contained in the proxy statement/prospectus relating to the proposed Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement, and other documents to be filed by ParentCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while ParentCo, AIRO Group Holdings and Kernel may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither ParentCo, AIRO Group Holdings nor Kernel gives any assurance that ParentCo, AIRO Group Holdings or Kernel, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing ParentCo’s, Kernel’s or AIRO Group Holdings’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Kernel, AIRO Group Holdings and ParentCo and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this report under the rules of the SEC. Information about the directors and executive officers of Kernel is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 12, 2024, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Kernel Group Holdings, Inc., 515 Madison Avenue, 8th Floor - Suite 8078 New York, New York. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Kernel shareholders in connection with the proposed Transactions will be set forth in the registration statement on Form S-4 (the “Form S-4”) containing a proxy statement/prospectus filed by ParentCo with the SEC with respect to the proposed Transactions. These documents can be obtained free of charge from the sources indicated herein.

Important Information About the Transactions and Where to Find It

This report relates to proposed Transactions between Kernel and AIRO Group Holdings. This report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions described herein, Kernel and AIRO Group Holdings have filed relevant materials with the SEC, including the Form S-4 filed by ParentCo, which includes a preliminary proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The definitive proxy statement/prospectus will be sent to all shareholders of Kernel and AIRO Group Holdings. Kernel and ParentCo will also file other documents regarding the proposed Transactions with the SEC. Before making any voting or investment decision, investors and security holders of Kernel are urged to read the registration statement, the preliminary proxy statement/prospectus, when available the definitive proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available because they will contain important information about the proposed Transactions.

Shareholders are able to obtain a copy of the Form S-4, including the preliminary proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Kernel Group Holdings, Inc., 515 Madison Avenue, 8th Floor - Suite 8078 New York, New York, Attention: Mr. Suren Ajjarapu. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Non-Solicitation

This report does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated May 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2024

KERNEL GROUP HOLDINGS, INC.

	By:	/s/ Surendra Ajjarapu
	Name:	Surendra Ajjarapu
	Title:	Chief Executive Officer